UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05554
Morgan Stanley California Tax-Free Daily Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2009
Date of reporting period: June 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley California Tax-Free Daily Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2009

Market Conditions

June 30, 2009 marked the end of most state and local governments’ fiscal years. While many issuers made mid-year budget adjustments last winter to close their budget gaps, the economy continued to contract further, creating significant shortfalls that need to be addressed by further action as most state and local governments are required by law to have balanced budgets. Tax revenues have declined sharply this year; personal income tax receipts dropped an average of 15.8 percent in the first three months of 2009, according to the Rockefeller Institute, while corporate and sales tax receipts fell 16.2 percent and 7.6 percent, respectively. Given that tax collections lag economic activity, the few reports we have to date for the month of April are also alarming. New York State reported collecting $239 million less than was expected in April, while New Jersey’s fiscal year 2010 budget gap increased to $9 billion from $7 billion, based on the state’s poor April collections.

The state of California is facing a significant financial challenge. Over the past 10 years, California’s economy has been twice as volatile as the national economy due to its leading role in the technology and housing bubbles. In April, California’s unemployment rate (seasonally adjusted) was 11 percent, down slightly from 11.2 percent in March but still at levels not seen since the state began keeping records in 1976. Total personal income is expected to decline one percent for fiscal year 2009, with reductions across the board in wages, interest, dividends, and business income. Based on recent tax collections, the state is projecting a $21 billion budget gap for fiscal year 2010.

California has the capacity to balance its budget, in our view, provided the state legislature quickly musters the political will to do so. Nevertheless, it is important to note that in past crises the state has demonstrated its willingness to honor its obligations. Faced with a cash crunch in the early part of this year, the state delayed income tax refunds and vendor payments and halted infrastructure financings to preserve cash and ensure that its top two constitutional mandates – aid to public schools and debt service – were complied with in a timely manner. We believe that it will do the same if necessary in the coming months. Given that education and debt service account for only about half of California’s budget, we believe the state should have the money to meet its general obligation payments.

At the end of 2008, the municipal bond market came to a standstill and has been limping back this year. As a result, there has been limited supply in the market all year; U.S. municipal bond issuance was 15.9 percent lower in the first half of 2009 than it was in the first half of last year. The short-term tax-exempt market weathered this year’s tax season quite well, prompting broker/dealers to keep yields firm. At the end of June, yields for weekly variable-rate securities, as measured by the Securities Industry and Financial Markets Association (SIFMA) Index, stood at 0.35 percent, down slightly from 0.39 percent at the end of May. The Bond Buyer One-Year Note Index, which resets weekly, rose 14 basis points to 0.67 percent in June, from 0.53 percent in May.

Performance Analysis

As of June 30, 2009, Morgan Stanley California Tax-Free Daily Income Trust had net assets of approximately $130.2 million and an average portfolio maturity of 20 days. For the six-month period ended June 30, 2009, the Fund provided a total return of 0.01 percent. For the seven-day period ended June 30, 2009, the Fund provided an effective annualized yield of 0.01 percent and a current yield of 0.01 percent, while its 30-day moving average yield for June was 0.01 percent. Yield quotations more closely reflect the current earnings of the Fund. Past performance is no guarantee of future results.

Protecting the stability and liquidity of the portfolio’s assets remained our first priority. In the recent turbulent markets, our emphasis has been on managing exposure to municipalities under stress. To that end, we remained focused on securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program, and the financial strength of the supporting municipalities. While we do not expect the state of California to miss any principal or coupon payments in the months ahead, balancing the budget is likely to be a difficult, fractious process that will be complicated by the impending need for significant cash-flow borrowing. Given this, as well as the potential for significant price volatility in the weeks ahead, we have limited the portfolio’s direct exposure to the state’s credits by focusing on issues that have guarantees or issues that do not depend on the state for support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION
as of 06/30/09
Variable Rate Municipal Obligations	89.5%
Municipal Notes	6.5
Tax-Exempt Commercial Paper	4.0

MATURITY SCHEDULE as of 06/30/09
1-30 Days	93.9%
31-60 Days	1.1
61-90 Days	0.7
91-120 Days	0.0
121+ Days	4.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its net assets in high quality, short-term securities that are municipal obligations that pay interest exempt from federal and California income taxes. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund’s share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/09 – 06/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/09 –
	01/01/09	06/30/09	06/30/09
Actual (0.01% return)	$1,000.00	$1,000.10	$2.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.76	$2.06

@	Expenses are equal to the Fund’s annualized expense ratio of 0.41% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.83%. These figures reflect fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.06%.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the

Fund’s management fee and total expense ratio were competitive with the peer group average, and that the Fund’s performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considers other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley California Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE(a)	DATE(b)	VALUE
	California Tax-Exempt Short-Term Variable Rate Municipal Obligations (93.7%)
$2,435	ABAG Finance Authority for Nonprofit Corporations, Eskaton Village-Roseville Ser 2006	0.25%	07/08/09	$2,435,000
4,375	Austin Trust, Metropolitan Water District of Southern California Waterworks Ser 2007 A Custody Receipts Ser 2008-1087	0.25	07/08/09	4,375,000
	Bay Area Toll Authority,
8,000	San Francisco Bay Area Toll Bridge 2001 Ser B	0.12	07/08/09	8,000,000
2,100	San Francisco Bay Area Toll Bridge 2007 Ser A2	0.17	07/08/09	2,100,000
5,605	California, Ser 2005B Subser B-2	0.13	07/08/09	5,605,000
1,300	California Department of Water Resources, Power Supply Ser 2002 C Subser C-9	0.20	07/08/09	1,300,000
	California Health Facilities Financing Authority,
6,625	Catholic Healthcare West Ser 2008 A	0.24	07/08/09	6,625,000
2,000	Lucile Salter Packard Children’s Hospital at Stanford Ser 2008 A	0.20	07/08/09	2,000,000
10,065	Scripps Health Ser 2008 C & F	0.12	07/08/09	10,065,000
6,200	California Infrastructure & Economic Development Bank, Los Angeles SPCA Ser 2002 A	0.15	07/08/09	6,200,000
	California Statewide Communities Development Authority,
2,500	John Muir Health Ser 2008 A	0.15	07/01/09	2,500,000
1,035	Kaiser Permanente Ser 2002 B	0.20	07/08/09	1,035,000
4,000	Kaiser Permanente Ser 2004 J & L	0.20	07/08/09	4,000,000
1,100	Rady Children’s Hospital Ser 2008 B	0.30	07/01/09	1,100,000
4,100	University of San Diego Ser 2005	0.15	07/08/09	4,100,000
4,570	Castaic Lake Water Agency, Ser 1994 A (COPs)	0.12	07/08/09	4,570,000
	East Bay Municipal Utility District,
2,750	Wastewater Sub Ser 2008 A	0.13	07/08/09	2,750,000
7,800	Water System Sub Ser 2007 A Eagle #20080018 Class A (FSA Insd)	0.35	07/08/09	7,800,000
2,700	Eastern Municipal Water District, Water & Sewer Ser 2008 A (COPs)	0.16	07/08/09	2,700,000
	Irvine Assessment District,
1,000	No. 04-20, Improvement Bond Act 1915 Ser 2005 A	0.25	07/01/09	1,000,000
4,366	No. 87-8, Improvement Bond Act 1915	0.25	07/01/09	4,366,000
2,500	Irvine Ranch Water District, Cons Ser 2009 A	0.10	07/08/09	2,500,000
1,450	Los Angeles, Wastewater System Sub Ser 2008 A	0.20	07/08/09	1,450,000
4,100	Los Angeles County Housing Authority, Multifamily Malibu Meadows 1998 Ser B	0.18	07/08/09	4,100,000
2,000	Los Angeles Department of Water & Power, Water System 2001 Ser B Subser B-2	0.23	07/01/09	2,000,000
	Metropolitan Water District of Southern California,
3,675	Water 2000 Ser B-2	0.20	07/08/09	3,675,000
2,255	Water 2006 Ser A-1	0.18	07/08/09	2,255,000
1,900	Modesto, Multifamily Housing Shadowbrook Apartments Ser 2001 A	0.23	07/08/09	1,900,000
1,120	Oakland Joint Powers Financing Authority, Fruitvale Transit Village Ser 2001 B	0.16	07/08/09	1,120,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	DEMAND
THOUSANDS		RATE(a)	DATE(b)	VALUE
$1,100	San Bernardino County, 1996 County Center Refinancing (COPs)	0.12%	07/08/09	$1,100,000
	San Diego County Regional Transportation Commission,
2,260	Sales Tax 2008 Ser A	0.35	07/08/09	2,260,000
2,905	Sales Tax 2008 Ser B	0.25	07/08/09	2,905,000
2,000	Southern California Public Power Authority, Magnolia Power Project A Ser 2009-1	0.13	07/08/09	2,000,000
3,800	Tustin, Improvement Bond Act 1915 Reassessment District No 95-2-A Ser 1996	0.25	07/01/09	3,800,000
4,000	Western Municipal Water District Facilities Authority, Ser 2009 A	0.16	07/08/09	4,000,000
2,200	Whittier, Presbyterian Intercommunity Hospital Ser 2009 C	0.16	07/08/09	2,200,000

	Total California Tax-Exempt Short-Term Variable Rate Municipal Obligations (Cost $121,891,000)			121,891,000

				YIELD TO
				MATURITY
		COUPON	MATURITY	ON DATE OF
		RATE	DATE	PURCHASE

	California Tax-Exempt Commercial Paper (4.2%)
3,000	Los Angeles Department of Water & Power, Power System	0.43%	07/14/09	0.43%	3,000,000
1,000	San Diego County Water Authority, Ser 1	0.40	09/03/09	0.40	1,000,000
1,500	San Gabriel Valley Council of Governments, Alameda Corridor East GANs	0.25	08/13/09	0.25	1,500,000

	Total California Tax-Exempt Commercial Paper (Cost $5,500,000)				5,500,000

	California Tax-Exempt Short-Term Municipal Notes (6.8%)
3,000	California School Cash Reserve Program Authority, 2008-2009 Ser A (COPs) TRANs, dtd 07/01/08	3.00	07/06/09	1.65	3,000,548
1,750	California School Cash Reserve Program Authority, 2009-2010 Ser A (COPs) TRANs, dtd 07/06/09 (WI)	2.50	07/01/10	0.60	1,782,585
1,055	Los Angeles County Schools Pooled Financing Program, Pooled 2009-2010 Ser A TRANs, dtd 07/01/09 (WI)	2.50	06/30/10	0.85	1,072,207
1,000	San Bernardino County, Ser 2009-10 TRANs, dtd 07/01/09 (WI)	2.00	06/30/10	0.40	1,015,890
1,000	San Diego, 2009-2010 Ser A TRANs, dtd 07/01/09 (WI)	2.00	12/31/09	0.51	1,007,430
1,000	San Diego, 2009-2010 Ser B TRANs, dtd 07/01/09 (WI)	2.00	01/29/10	0.52	1,008,520

	Total California Tax-Exempt Short-Term Municipal Notes (Cost $8,887,180)				8,887,180

	Total Investments (Cost $136,278,180) (c)(d)			104.7%	136,278,180
	Liabilities in Excess of Other Assets			(4.7)	(6,109,198)

	Net Assets			100.0%	$130,168,982

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Portfolio of Investments - June 30, 2009 (unaudited) continued

COPs	Certificates of Participation.
GANs	Grant Anticipation Notes.
SWEEP	Statewide Easy Equipment Program.
TRANs	Tax and Revenue Anticipation Notes.
WI	Security purchased on a when-issued basis.
(a)	Rate shown is the rate in effect at June 30, 2009.
(b)	Date on which the principal amount can be recovered through demand.
(c)	Securities have been designated as collateral in connection with the purchase of when-issued securities.
(d)	Cost is the same for federal income tax purposes.

Bond Insurance:
BHAC	Berkshire Hathaway Assurance Corp.
FSA	Financial Security Assurance Inc.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $136,278,180)	$136,278,180
Cash	64,774
Receivable for:
Shares of beneficial interest sold	178,143
Interest receivable	117,972
Prepaid expenses and other assets	43,035

Total Assets	136,682,104

Liabilities:
Payable for:
Investments purchased	5,886,632
Shares of beneficial interest redeemed	519,320
Transfer agent fee	6,889
Administration fee	5,287
Accrued expenses and other payables	94,994

Total Liabilities	6,513,122

Net Assets	$130,168,982

Composition of Net Assets:
Paid-in-capital	$130,162,535
Accumulated undistributed net investment income	6,563
Accumulated net realized loss	(116)

Net Assets	$130,168,982

Net Asset Value Per Share
130,146,495 shares outstanding (unlimited shares authorized of $.01 par value)	$1.00

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2009 (unaudited)

Net Investment Income:
Income
Interest	$314,274
Dividends from affiliate	3,840

Total Income	318,114

Expenses
Investment advisory fee	338,043
Shareholder servicing fee	75,121
Professional fees	46,674
Mutual fund insurance (Note 10)	41,372
Administration fee	37,560
Transfer agent fees and expenses	32,667
Shareholder reports and notices	17,861
Registration fees	13,731
Trustees’ fees and expenses	5,617
Custodian fees	4,782
Other	12,543

Total Expenses	625,971
Less: amounts waived	(319,416)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(990)

Net Expenses	305,565

Net Investment Income	$12,549

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,549	$3,251,591
Net realized gain	—	673

Net Increase	12,549	3,252,264

Dividends and Distributions to Shareholders from:
Net investment income	(13,825)	(3,249,650)
Net realized gain	—	(695)

Total Dividends and Distributions	(13,825)	(3,250,345)

Net decrease from transactions in shares of beneficial interest	(38,820,960)	(27,421,689)

Net decrease	(38,822,236)	(27,419,770)
Net Assets:
Beginning of period	168,991,218	196,410,988

End of Period (Including accumulated undistributed net investment income of $6,563 and $7,839 respectively)	$130,168,982	$168,991,218

See Notes to Financial Statements

California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley California Tax-Free Daily Income Trust (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the Act. Investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31 ,2008, remains subject to examination by taxing authorities.

D. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

F. Subsequent Events — The Fund considers events or transactions that occur after the date of the statement of assets and liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through August 25, 2009, the date of issuance of these financial statements.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Investment Adviser has voluntarily agreed to cap the Fund’s operating expenses (excluding fees paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds) by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. Such voluntary waivers may be terminated at any time without notice.
3. Shareholder Service Plan
Pursuant to a Shareholder Service Plan (the “Plan”), the Fund may pay the Distributor as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily

California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2009, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Investment Adviser and Administrator have voluntarily agreed to waive all or a portion of the Fund’s shareholder service fee, investment advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended June 30, 2009, the Distributor waived $75,121, the Investment Adviser waived $243,727, and the Administrator waived $568. This waiver may be terminated at any time.
4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the six months ended June 30, 2009, advisory fees paid were reduced by $990 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $3,840 for the six months ended June 30, 2009. For the six months ended June 30, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $20,700,000 and $29,200,000, respectively.

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2009, aggregated $396,675,000 and $279,445,000, respectively. Included in the aforementioned transactions are purchases and sales of $29,350,000 and $38,725,000, respectively, with other Morgan Stanley funds.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,936. At June 30, 2009, the Fund had an accrued pension liability of $58,019 which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees they receive for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
5. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
	(unaudited)

Shares sold	86,939,575	473,017,381
Shares issued in reinvestment of dividends	13,825	3,231,166

	86,953,400	476,248,547
Shares redeemed	(125,774,360)	(503,670,236)

Net decrease in shares outstanding	(38,820,960)	(27,421,689)

6. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the six months ended June 30, 2009, the Fund did not have an expense offset.
7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to nondeductible expenses.

California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

8. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

	FAIR VALUE MEASUREMENTS AT JUNE 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Short-Term Investments
Tax-Exempt Variable Rate Obligations	$121,891,000	—	$121,891,000	—
Tax-Exempt Commercial Paper	5,500,000	—	5,500,000	—
Tax-Exempt Municipal Notes	8,887,180	—	8,887,180	—

Total	$136,278,180	—	$136,278,180	—

California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

9. Accounting Pronouncements
On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund’s financial statements. The disclosures required by FSP 157-4 are included in Note 8 of the financial statements.

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of June 30, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.
10. Guarantee Program for Money Market Funds
On September 29, 2008, the Trustees approved the participation by the Fund in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under this Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each money market fund share held as of close of business on September 19, 2008. Eligible funds must be regulated under Rule 2a-7 of the Act, must maintain a stable share price of $1.00 and must be publicly offered and registered with the Securities and Exchange Commission (“SEC”). To participate in the Program, eligible funds must pay a fee. While the Program protects the accounts of investors, each money market fund makes the decision to sign up for the Program. Investors cannot sign up for the Program individually. The Program was in effect for an initial three month term, expiring December 18, 2008. On November 24, 2008, the U.S. Treasury announced an extension of the Program through April 30, 2009 and on March 31, 2009, the U.S. Treasury announced the

California Tax-Free Daily Income Trust
Notes to Financial Statements - June 30, 2009 (unaudited) continued

further extension of the Program until September 19, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate for an additional fee. The Fund has met the requirements and continues to participate in this Program. The Program will continue to provide coverage to shareholders up to amounts that they held in participating money market funds as of the close of business on September 19, 2008.

Morgan Stanley California Tax-Free Daily Income Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009		2008		2007		2006		2005		2004
	(unaudited)
Selected Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net income from investment operations	0.000	(1)	0.015		0.030		0.028		0.018		0.006

Less dividends and distributions from net investment income	0.000	(1)	(0.015	)(2)	(0.030)		(0.028)		(0.018)		(0.006)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%(3)		1.50%		3.05%		2.80%		1.80%		0.58%

Ratios to Average Net Assets:

Total expenses (before expense offset)	0.41%(4	)(5)(6)(9)	0.61%(5	)(6)(9)	0.61%(8	)(9)	0.61%(8	)(9)	0.61%(8	)(9)	0.64%(9)

Net investment income	0.02%(4	)(5)(6)(9)	1.48%(5	)(6)(9)	2.99%(8	)(9)	2.77%(8	)(9)	1.77%(8	)(9)	0.55%(9)

Rebate from Morgan Stanley affiliate	0.00%(4	)(7)	0.00%(7)		—		—		—		—

Supplemental Data:
Net assets, end of period, in thousands	$130,169		$168,991		$196,411		$199,525		$171,498		$195,569

(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	Not annualized.
(4)	Annualized.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.06% (See Note 10).
(7)	Amount is less than 0.005%.
(8)	Does not reflect the effect of expense offset of 0.01%.
(9)	If the Fund had borne all its expenses that were reimbursed or waived by the Distributor, Investment Adviser and Administrator, the annualized expense and net investment income (loss) ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME (LOSS) RATIO
June 30, 2009	0.83%	(0.40)%
December 31, 2008	0.73	1.36
December 31, 2007	0.73	2.87
December 31, 2006	0.73	2.65
December 31, 2005	0.74	1.64
December 31, 2004	0.72	0.47

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley California Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

A. Information we disclose to other Morgan Stanley companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

B. Information we disclose to third parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley California Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?
We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?
You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at 800.350.6414 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your

Morgan Stanley California Tax-Free Daily Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
California Tax-Free
Daily Income Trust

Semiannual
Report

June 30, 2009

DSCSAN
IU09-03570P-06/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley California Tax-Free Daily Income Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 20, 2009

3